Statements of Condition – Assets

($ millions) 9/30/05 12/31/04

Advances $61,791 $68,507

Investments 21,936 18,363

Mortgage loans, net 1,422 1,178

Other 396 391

Total assets $85,545 $88,439

Statements of Condition – Liabilities & Capital

($ millions) 9/30/05 12/31/04

Consolidated Obligations $77,419 $80,157

Deposits 2,913 2,297

Other liabilities 1,318 2,106

Capital 3,895 3,879

Total $85,545 $88,439

Statements of Operations

($ millions) 9 Mos-9/30/05 9 Mos-9/30/04

Net Interest Income $292 $191

Income before assessments 236 161

Assessments (63) (43)

Net income $174 $117

Returns – 9 Months Ended

($ millions) 9 Mos-9/30/05 9 Mos-9/30/04

Return on average assets .81% .54%

Return on average equity 5.97% 4.00%

Weighted average dividend 4.25% 1.70%